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                                                                   EXHIBIT 10.21


                                  AMENDMENT #1
                                       TO
                              EMPLOYMENT AGREEMENT

        THIS AMENDMENT #1 TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of the 21st day of June, 2001 (the "Effective Date") by and between DONALD M. EARHART, an individual ("Employee") and I-FLOW CORPORATION, a Delaware corporation ("Company").

                                   BACKGROUND

        A. The Company and Employee previously entered into that certain Employment Agreement dated May 16, 1990 (the "Agreement"). Capitalized terms in this Amendment and not otherwise defined herein shall have the meanings given them in the Agreement.

        B. The Company and Employee wish to amend and modify certain provisions in the Agreement as provided herein and effective as of the Effective Date hereof, while leaving unchanged all other provisions of the Agreement.

                                    AGREEMENT

        1. DUTIES. In light of Employee's promotions since 1990, the first three sentences of Section 1.2 of the Agreement are hereby deleted in their entirety and are replaced with the following sentences:

            DURING THE TERM OF THIS AGREEMENT, THE COMPANY SHALL EMPLOY EMPLOYEE AS THE COMPANY'S CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, TOGETHER WITH ANY ADDITIONAL DESIGNATIONS OF TITLE AS THE COMPANY'S BOARD OF DIRECTORS, IN ITS DISCRETION, MAY PROVIDE TO EMPLOYEE.

        2. BASE SALARY. In light of Employee's base salary increases since 1990, the second sentence of Section 2.1 of the Agreement is hereby deleted and is replaced with the following sentence:

           DURING THE TERM OF THIS AGREEMENT, EMPLOYEE'S BASE SALARY SHALL NOT BE REDUCED.

        3. BONUS. To provide greater flexibility to the Company and Employee in determining the form of payment for any annual bonuses that Employee may earn, Sections 2.2(b) and 2.2(c) of the Agreement are hereby deleted in their entirety.

        4. VACATION. To provide an additional two (2) weeks of vacation in light of Employee's more than 11 years of service to the Company, the first sentence of Section 2.4(a) of the Agreement is hereby deleted and replaced with the following sentence:

           EMPLOYEE SHALL BE ENTITLED TO SIX (6) WEEKS PAID VACATION DURING EACH YEAR OF THIS AGREEMENT.



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        5. AUTOMOBILE ALLOWANCE. To address the effects of inflation since 1990 when Employee's automobile allowance was set at $750 per month plus gasoline expenses, the text of Section 2.4(b) of the Agreement is hereby deleted in its entirety and replaced with the following sentence:

            DURING THE TERM OF THIS AGREEMENT, THE COMPANY SHALL PAY EMPLOYEE AN AUTOMOBILE EXPENSE ALLOWANCE OF $1,000 PER MONTH, GROSSED UP FOR INCOME TAX PURPOSES, AND SHALL REIMBURSE EMPLOYEE FOR ALL GASOLINE AND MAINTENANCE EXPENSES INCURRED BY HIM IN OPERATING HIS AUTOMOBILE.

        6. TERMINATION WITHOUT CAUSE. To provide Employee with an additional 1 year of severance and continued health insurance benefits in the event of his termination without cause, and to provide the Company with a deferred payment option, Section 2.5(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

            (b) TERMINATION WITHOUT CAUSE. IN THE EVENT EMPLOYEE'S EMPLOYMENT AS PROVIDED HEREIN IS TERMINATED BY THE COMPANY WITHOUT CAUSE, OR IN THE EVENT EMPLOYEE RESIGNS HIS EMPLOYMENT BECAUSE HIS JOB LOCATION IS TRANSFERRED (WITHOUT HIS PRIOR, VOLUNTARY CONSENT) TO A SITE MORE THAN THIRTY (30) MILES AWAY FROM HIS CURRENT PLACE OF EMPLOYMENT, THE COMPANY SHALL BE OBLIGATED TO PAY AND PROVIDE AND EMPLOYEE SHALL BE ENTITLED TO RECEIVE, AS SEVERANCE, THE FOLLOWING PAYMENTS AND
            BENEFITS:

                (i) A CASH PAYMENT EQUAL TO THREE (3) TIMES THE SUM OF (A) EMPLOYEE'S ANNUAL SALARY RATE IN EFFECT AT THE TIME OF TERMINATION, PLUS (B) THE AVERAGE ANNUAL BONUS EARNED BY EMPLOYEE IN THE PREVIOUS THREE FULL FISCAL YEARS; PROVIDED, HOWEVER, THAT THE COMPANY MAY, AT ITS ELECTION, PAY TO EMPLOYEE ONE-HALF OF SUCH SUM AT THE TIME OF EMPLOYEE'S TERMINATION WITH THE REMAINING ONE-HALF TO BE PAID IN EQUAL MONTHLY INSTALLMENTS OVER THE 24 MONTHS IMMEDIATELY FOLLOWING THE DATE OF TERMINATION;

                (II) ANY BONUS, OR RELEVANT PRO RATA PORTION THEREOF, EARNED BY EMPLOYEE FOR THE FISCAL YEAR IN WHICH THE TERMINATION OCCURS, TOGETHER WITH ANY AND ALL DEFERRED AND UNPAID BONUS AMOUNTS EARNED BY EMPLOYEE PRIOR TO THE EFFECTIVE DATE OF THIS AMENDMENT WHICH WERE SUBJECT TO THE DEFERRED PAYMENT PROVISIONS OF (OLD) SECTIONS 2.2(B) AND 2.2(C) OF THIS AGREEMENT;

                (III) FOR THE 36-MONTH PERIOD FOLLOWING EMPLOYEE'S TERMINATION WITHOUT CAUSE, EMPLOYEE SHALL BE ENTITLED TO CONTINUE TO PARTICIPATE AT THE COMPANY'S EXPENSE IN THE GROUP MEDICAL INSURANCE PROGRAMS (INCLUDING HEALTH, DRUG, DENTAL, AND VISION INSURANCE) WHICH HAD BEEN MADE AVAILABLE TO HIM (INCLUDING HIS FAMILY) BEFORE HIS TERMINATION (OR A SUBSTANTIVELY EQUIVALENT PROGRAM). THE PROGRAMS SHALL BE CONTINUED IN THE SAME WAY AND AT THE SAME LEVEL AS IMMEDIATELY PRIOR TO EMPLOYEE'S TERMINATION WITHOUT CAUSE. EMPLOYEE'S PARTICIPATION IN


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                SUCH GROUP MEDICAL INSURANCE PROGRAMS SHALL BE TERMINATED PRIOR
                TO THE 36-MONTH ANNIVERSARY OF EMPLOYEE'S TERMINATION IF AND WHEN EMPLOYEE RECEIVES GROUP MEDICAL INSURANCE BENEFITS AS A RESULT OF CONCURRENT COVERAGE THROUGH ANOTHER EMPLOYER'S PROGRAM; AND

                (IV) EMPLOYEE'S UNVESTED STOCK OPTIONS WHICH ARE OUTSTANDING SHALL IMMEDIATELY BECOME FULLY VESTED AND EXERCISABLE, AND ALL OF EMPLOYEE'S STOCK OPTIONS SHALL REMAIN EXERCISABLE FOR THEIR REMAINING TERM.

Nothwithstanding the foregoing or anything in this Amendment or the Agreement, Employee shall be entitled to receive whatever additional severance pay and other benefits, if any, for which he may qualify according to the terms of the "Agreement Re: Change in Control" entered into as of June 21, 2001 between the Company and Employee.

        7. CHANGE IN CONTROL. In light of the Agreement Re: Change in Control entered into between the Company and Employee, Section 2.6 of the Agreement is deleted in its entirety and references to Section 2.6 found in Section 2.7 of the Agreement shall be deemed references to the Agreement Re: Change in Control between the parties.

        8. NOTICES. Employee's address for notices has been changed to 12 Via Giada, Newport Coast, California 92657.

        9. NO OTHER CHANGES. Except as otherwise set forth in this Agreement, all terms and provisions of the Agreement remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the Effective Date.


I-FLOW CORPORATION                             DONALD M. EARHART


By:                                            By:
    -----------------------------------            -----------------------------
    James J. Dal Porto                             Donald M. Earhart
    Executive VP, COO



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